PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EST

ENTEGRIS REPORTS RESULTS FOR SECOND QUARTER OF 2020

•Second-quarter revenue of $448.4 million, increased 18% from prior year
•Second-quarter GAAP diluted EPS of $0.50, decreased 45%
•Second-quarter Non-GAAP diluted EPS of $0.60, increased 54%

BILLERICA, Mass., July 23, 2020 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s second quarter ended June 27, 2020.
Second-quarter sales were $448.4 million, an increase of 18% from the same quarter last year. GAAP second-quarter net income was $68.0 million, or $0.50 per diluted share, which included $13.2 million of amortization of intangible assets and $2.0 million of severance and restructuring costs. Non-GAAP net income was $81.6 million and non-GAAP earnings per diluted share was $0.60.
Bertrand Loy, president and chief executive officer, said: “I am very pleased with our second quarter results, especially in light of the operational risks and business uncertainty we faced coming into the quarter related to the pandemic. This stronger than expected performance was particularly driven by accelerated demand of our leading-edge solutions.”
Mr. Loy added: “While risks related to the ongoing impact of the pandemic still exist, we are optimistic about our prospects for the rest of 2020. We expect to continue to significantly outperform the market, driven by additional product wins in advanced technology nodes. We feel confident that our disciplined execution and strong liquidity will allow us to navigate this period of uncertainty, while continuing to invest in the future.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	June 27, 2020	June 29, 2019	March 28, 2020
Net sales	$448,405	$378,874	$412,327
Operating income	$94,712	$54,909	$80,744
Operating margin - as a % of net sales	21.1%	14.5%	19.6%
Net income	$68,036	$123,997	$61,006
Diluted earnings per common share	$0.50	$0.91	$0.45
Non-GAAP Results
Non-GAAP adjusted operating income	$110,835	$76,793	$99,638
Non-GAAP adjusted operating margin - as a % of net sales	24.7%	20.3%	24.2%
Non-GAAP net income	$81,581	$53,432	$75,571
Diluted non-GAAP earnings per common share	$0.60	$0.39	$0.55

Third-Quarter Outlook
For the third quarter ending September 26, 2020, the Company expects sales of $450 million to $475 million, net income of $70 million to $78 million and diluted earnings per common share between $0.51 and $0.57. On a non-GAAP basis, diluted earnings per common share is expected to range from $0.60 to $0.66, which reflects net income on a non-GAAP basis in the range of $82 million to $90 million.

Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, and safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC offers solutions to filter and purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries, wafers, and substrates for a broad set of applications in the semiconductor industry and other high-technology industries.

Entegris’ 2020 Investor and Analyst Day
Entegris will be hosting an Investor and Analyst Day on November 17, 2020 in New York City (or virtually if necessary). More information on this event will be made available in the near future. If you have any questions please reach out to Bill Seymour, V.P. Investor Relations.

Second-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the second quarter on Thursday, July 23, 2020, at 9:00 a.m. Eastern Time. Participants should dial 888-254-3590 or +1 323-994-2093, referencing confirmation code 4374647. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. For a replay of the call, please Click Here using passcode 4374647.

The call can also be accessed live and on-demand from the Entegris website. Point your web browser to
http://investor.entegris.com/events.cfm and follow the link to the webcast. The on-demand playback will be available for six weeks after the conclusion of the teleconference.

Management’s slide presentation concerning the results for the second quarter, which may be referred to during the call, will be posted on the investor relations section of www.entegris.com Thursday morning before the call.

Entegris, Inc. - page 2 of 14

ABOUT ENTEGRIS
Entegris is a world-class supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, and Adjusted Operating Income, together with related measures thereof, and non-GAAP net income, non-GAAP adjusted operating margin and diluted non-GAAP earnings per common share, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making, as a means to evaluate period-to-period comparisons, as well as comparisons to the Company’s competitors' operating results. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance and liquidity by excluding certain items that may not be indicative of the Company’s recurring business operating results, such as amortization, depreciation and discrete cash charges that may vary significantly from period to period. The Company believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing and understanding the Company’s results and performance and when planning, forecasting, and analyzing future periods. The Company believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by the Company’s institutional investors and the analyst community to help them analyze the Company’s business. The reconciliations of GAAP Gross Profit to Adjusted Gross Profit, GAAP Segment Profit to Adjusted Operating Income, GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share and GAAP Outlook to Non-GAAP Outlook are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the Covid-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the Covid-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, effect and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s
Entegris, Inc. - page 3 of 14

filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on February 7, 2020, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Entegris, Inc. - page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	June 27, 2020	June 29, 2019	March 28, 2020
Net sales	$448,405	$378,874	$412,327
Cost of sales	241,033	212,600	226,849
Gross profit	207,372	166,274	185,478
Selling, general and administrative expenses	66,872	64,150	58,891
Engineering, research and development expenses	32,572	30,624	29,632
Amortization of intangible assets	13,216	16,591	16,211
Operating income	94,712	54,909	80,744
Interest expense, net	12,792	9,692	10,238
Other (income) expense, net	(477)	(122,015)	878
Income before income tax expense	82,397	167,232	69,628
Income tax expense	14,361	43,235	8,622
Net income	$68,036	$123,997	$61,006

Basic earnings per common share:	$0.51	$0.92	$0.45
Diluted earnings per common share:	$0.50	$0.91	$0.45

Weighted average shares outstanding:
Basic	134,700	135,378	134,745
Diluted	136,007	136,581	136,369

Entegris, Inc. - page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Six months ended
	June 27, 2020	June 29, 2019
Net sales	$860,732	$769,921
Cost of sales	467,882	426,254
Gross profit	392,850	343,667
Selling, general and administrative expenses	125,763	146,404
Engineering, research and development expenses	62,204	59,615
Amortization of intangible assets	29,427	35,248
Operating income	175,456	102,400
Interest expense, net	23,030	19,351
Other expense (income), net	401	(122,263)
Income before income tax expense	152,025	205,312
Income tax expense	22,983	48,657
Net income	$129,042	$156,655

Basic earnings per common share:	$0.96	$1.16
Diluted earnings per common share:	$0.95	$1.15

Weighted average shares outstanding:
Basic	134,722	135,338
Diluted	136,188	136,637

Entegris, Inc. - page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	June 27, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$532,667	$351,911
Trade accounts and notes receivable, net	275,557	234,409
Inventories, net	332,885	287,098
Deferred tax charges and refundable income taxes	20,291	24,552
Other current assets	27,447	34,427
Total current assets	1,188,847	932,397
Property, plant and equipment, net	475,202	479,544
Other assets:
Right-of-use assets	47,911	50,160
Goodwill	725,678	695,044
Intangible assets, net	342,258	333,952
Deferred tax assets and other noncurrent tax assets	11,772	11,245
Other	12,372	13,744
Total assets	$2,804,040	$2,516,086
LIABILITIES AND EQUITY
Current liabilities
Long-term debt, current maturities	$—	$4,000
Accounts payable	80,359	84,207
Accrued liabilities	133,117	150,118
Income tax payable	24,479	26,108
Total current liabilities	237,955	264,433
Long-term debt, excluding current maturities	1,183,992	932,484
Long-term lease liability	41,704	43,827
Other liabilities	108,600	109,453
Shareholders’ equity	1,231,789	1,165,889
Total liabilities and equity	$2,804,040	$2,516,086

Entegris, Inc. - page 7 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	June 27, 2020	June 29, 2019	June 27, 2020	June 29, 2019
Operating activities:
Net income	$68,036	$123,997	$129,042	$156,655
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	20,639	18,596	41,287	35,317
Amortization	13,216	16,591	29,427	35,248
Stock-based compensation expense	5,655	4,936	10,649	9,589
Other	7,332	446	12,895	6,140
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	1,908	14,545	(42,087)	5,436
Inventories	(37,157)	5,840	(55,362)	3,709
Accounts payable and accrued liabilities	43,663	(7,688)	5,643	(52,707)
Income taxes payable, refundable income taxes and noncurrent taxes payable	4,637	58,264	4,412	15,391
Other	2,092	(4,626)	5,518	13,585
Net cash provided by operating activities	130,021	230,901	141,424	228,363
Investing activities:
Acquisition of property and equipment	(24,288)	(25,636)	(46,873)	(60,101)
Acquisition of business, net of cash acquired	(15)	522	(75,645)	(49,267)
Other	206	—	211	197
Net cash used in investing activities	(24,097)	(25,114)	(122,307)	(109,171)
Financing activities:
Proceeds from short-term borrowings and long-term debt	400,000	—	617,000	—
Payments of long-term debt	(293,000)	(1,000)	(368,000)	(2,000)
Payments for dividends	(10,805)	(9,494)	(21,652)	(18,964)
Issuance of common stock	1,198	—	1,749	917
Taxes paid related to net share settlement of equity awards	(1,280)	(574)	(12,720)	(8,301)
Repurchase and retirement of common stock	—	(15,000)	(29,564)	(50,321)
Deferred acquisition payments	—	—	(16,125)	—
Other	(3,965)	(247)	(6,855)	(497)
Net cash provided by (used in) financing activities	92,148	(26,315)	163,833	(79,166)
Effect of exchange rate changes on cash and cash equivalents	(482)	(450)	(2,194)	(706)
Increase in cash and cash equivalents	197,590	179,022	180,756	39,320
Cash and cash equivalents at beginning of period	335,077	342,360	351,911	482,062
Cash and cash equivalents at end of period	$532,667	$521,382	$532,667	$521,382

Entegris, Inc. - page 8 of 14

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Net sales	June 27, 2020	June 29, 2019	March 28, 2020	June 27, 2020	June 29, 2019
Specialty Chemicals and Engineered Materials	$146,213	$127,552	$144,214	$290,427	$252,022
Microcontamination Control	183,758	150,185	159,261	343,019	307,891
Advanced Materials Handling	126,434	107,515	116,137	242,571	223,579
Inter-segment elimination	(8,000)	(6,378)	(7,285)	(15,285)	(13,571)
Total net sales	$448,405	$378,874	$412,327	$860,732	$769,921

	Three months ended			Six months ended
Segment profit	June 27, 2020	June 29, 2019	March 28, 2020	June 27, 2020	June 29, 2019
Specialty Chemicals and Engineered Materials	$32,938	$24,000	$32,670	$65,608	$48,431
Microcontamination Control	62,137	43,126	50,167	112,304	90,449
Advanced Materials Handling	22,809	15,043	20,632	43,441	37,410
Total segment profit	117,884	82,169	103,469	221,353	176,290
Amortization of intangibles	13,216	16,591	16,211	29,427	35,248
Unallocated expenses	9,956	10,669	6,514	16,470	38,642
Total operating income	$94,712	$54,909	$80,744	$175,456	$102,400

Entegris, Inc. - page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Six months ended
	June 27, 2020	June 29, 2019	March 28, 2020	June 27, 2020	June 29, 2019
Net sales	$448,405	$378,874	$412,327	$860,732	$769,921
Gross profit-GAAP	$207,372	$166,274	$185,478	$392,850	$343,667
Adjustments to gross profit:
Integration costs	(1,557)	—	—	(1,557)	—
Severance and restructuring costs	465	—	—	465	358
Charge for fair value mark-up of acquired inventory sold	—	695	361	361	2,850
Adjusted gross profit	$206,280	$166,969	$185,839	$392,119	$346,875

Gross margin - as a % of net sales	46.2%	43.9%	45.0%	45.6%	44.6%
Adjusted gross margin - as a % of net sales	46.0%	44.1%	45.1%	45.6%	45.1%

Entegris, Inc. - page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Segment profit-GAAP	June 27, 2020	June 29, 2019	March 28, 2020	June 27, 2020	June 29, 2019
Specialty Chemicals and Engineered Materials (SCEM)	$32,938	$24,000	$32,670	$65,608	$48,431
Microcontamination Control (MC)	62,137	43,126	50,167	112,304	90,449
Advanced Materials Handling (AMH)	22,809	15,043	20,632	43,441	37,410
Total segment profit	117,884	82,169	103,469	221,353	176,290
Amortization of intangible assets	13,216	16,591	16,211	29,427	35,248
Unallocated expenses	9,956	10,669	6,514	16,470	38,642
Total operating income	$94,712	$54,909	$80,744	$175,456	$102,400

	Three months ended			Six months ended
Adjusted segment profit	June 27, 2020	June 29, 2019	March 28, 2020	June 27, 2020	June 29, 2019
SCEM segment profit	$32,938	$24,000	$32,670	$65,608	$48,431
Integration costs	(1,557)	—	—	(1,557)	—
Severance and restructuring costs	455	—	174	629	519
Charge for fair value write-up of acquired inventory sold	—	695	235	235	815
SCEM adjusted segment profit	$31,836	$24,695	$33,079	$64,915	$49,765

MC segment profit	$62,137	$43,126	$50,167	$112,304	$90,449
Severance and restructuring costs	494	—	190	684	724
Charge for fair value write-up of acquired inventory sold	—	—	126	126	2,035
MC adjusted segment profit	$62,631	$43,126	$50,483	$113,114	$93,208

AMH segment profit	$22,809	$15,043	$20,632	$43,441	$37,410
Severance and restructuring costs	814	—	135	949	578
AMH adjusted segment profit	$23,623	$15,043	$20,767	$44,390	$37,988

Unallocated general and administrative expenses	$9,956	$10,669	$6,514	$16,470	$38,642
Unallocated deal and integration costs	(2,415)	(2,428)	(1,479)	(3,894)	(24,484)
Unallocated severance and restructuring costs	(286)	(2,170)	(344)	(630)	(2,170)
Adjusted unallocated general and administrative expenses	$7,255	$6,071	$4,691	$11,946	$11,988

Total adjusted segment profit	$118,090	$82,864	$104,329	$222,419	$180,961
Adjusted amortization of intangible assets	—	—	—	—	—
Adjusted unallocated general and administrative expenses	7,255	6,071	4,691	11,946	11,988
Total adjusted operating income	$110,835	$76,793	$99,638	$210,473	$168,973

Entegris, Inc. - page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Six months ended
	June 27, 2020	June 29, 2019	March 28, 2020	June 27, 2020	June 29, 2019
Net sales	$448,405	$378,874	$412,327	$860,732	$769,921
Net income	$68,036	$123,997	$61,006	$129,042	$156,655
Net income - as a % of net sales	15.2%	32.7%	14.8%	15.0%	20.3%
Adjustments to net income:
Income tax expense	14,361	43,235	8,622	22,983	48,657
Interest expense, net	12,792	9,692	10,238	23,030	19,351
Other (income) expense, net	(477)	(122,015)	878	401	(122,263)
GAAP - Operating income	94,712	54,909	80,744	175,456	102,400
Operating margin - as a % of net sales	21.1%	14.5%	19.6%	20.4%	13.3%
Charge for fair value write-up of acquired inventory sold	—	695	361	361	2,850
Deal and transaction costs	503	1,164	1,431	1,934	20,300
Integration costs	355	1,264	48	403	4,184
Severance and restructuring costs	2,049	2,170	843	2,892	3,991
Amortization of intangible assets	13,216	16,591	16,211	29,427	35,248
Adjusted operating income	110,835	76,793	99,638	210,473	168,973
Adjusted operating margin - as a % of net sales	24.7%	20.3%	24.2%	24.5%	21.9%
Depreciation	20,639	18,596	20,648	41,287	35,317
Adjusted EBITDA	$131,474	$95,389	$120,286	$251,760	$204,290
Adjusted EBITDA - as a % of net sales	29.3%	25.2%	29.2%	29.2%	26.5%

Entegris, Inc. - page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Six months ended
	June 27, 2020	June 29, 2019	March 28, 2020	June 27, 2020	June 29, 2019
GAAP net income	$68,036	$123,997	$61,006	$129,042	$156,655
Adjustments to net income:
Charge for fair value write-up of inventory acquired	—	695	361	361	2,850
Deal and transaction costs	503	1,164	1,431	1,934	20,711
Integration costs	355	1,264	48	403	4,184
Severance and restructuring costs	2,049	2,170	843	2,892	3,991
Loss on debt extinguishment and modification	1,470	—	—	1,470	—
Versum termination fee, net	—	(122,000)	—	—	(122,000)
Amortization of intangible assets	13,216	16,591	16,211	29,427	35,248
Tax effect of legal entity restructuring	—	9,398	—	—	9,398
Tax effect of adjustments to net income and discrete items[1]	(4,048)	20,153	(4,329)	(8,377)	10,289
Non-GAAP net income	$81,581	$53,432	$75,571	$157,152	$121,326

Diluted earnings per common share	$0.50	$0.91	$0.45	$0.95	$1.15
Effect of adjustments to net income	$0.10	$(0.52)	$0.11	$0.21	$(0.26)
Diluted non-GAAP earnings per common share	$0.60	$0.39	$0.55	$1.15	$0.89
1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.
Entegris, Inc. - page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Third-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	September 26, 2020
GAAP net income	$70 - $78
Adjustments to net income:
Restructuring and integration costs	3
Amortization of intangible assets	12
Income tax effect	(3)
Non-GAAP net income	$82 - $90

Third-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	September 26, 2020
Diluted earnings per common share	$0.51 - $0.57
Adjustments to diluted earnings per common share:
Restructuring and integration costs	0.03
Amortization of intangible assets	0.09
Income tax effect	(0.03)
Diluted non-GAAP earnings per common share	$0.60 to $0.66

### END ###

Entegris, Inc. - page 14 of 14